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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY

     We, the undersigned directors and officers of TCF Financial Corporation, do hereby severally constitute and appoint William A. Cooper and Gregory J. Pulles, and each of them singly, our true and lawful attorneys and agents, to do any and all things and acts in our names in the capacities indicated below and to execute any and all instruments for us and in our names in the capacities indicated below which said William A. Cooper or Gregory J. Pulles, or either of them, may deem necessary or advisable to enable TCF Financial Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-8 relating to the offering of TCF Common Stock, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below the Registration Statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said William A. Cooper and Gregory J. Pulles, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                      TITLE                            DATE
---------                      -----                            ----

/s/ William A. Cooper          Chairman of the Board,           June 23, 1997
-------------------------      Chief Executive Officer and
William A. Cooper              Director

/s/ Thomas A. Cusick           Vice Chairman of the Board,      March 20, 1997
-------------------------      Chief Operating Officer and
Thomas A. Cusick               Director

/s/ Robert E. Evans            Vice Chairman of the Board and   March 20, 1997
-------------------------      Director
Robert E. Evans

/s/ Lynn A. Nagorske           President and Director           June 23, 1997
-------------------------
Lynn A. Nagorske

/s/ Ronald J. Palmer           Executive Vice President, Chief  June 23, 1997
-------------------------      Financial Officer and Treasurer
Ronald J. Palmer               (Principal Financial Officer)

/s/ Mark R. Lund               Senior Vice President,           June 23, 1997
-------------------------      Assistant Treasurer and
Mark R. Lund                   Controller (Principal
                               Accounting Officer)

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SIGNATURE                      TITLE                            DATE
---------                      -----                            ----

                               Director                         _____ ___, 1997
-------------------------
Bruce G. Allbright

                               Director                         _____ ___, 1997
-------------------------
William F. Bieber

/s/ Rudolph E. Boschwitz       Director                         March 20, 1997
-------------------------
Rudolph E. Boschwitz

                               Director                         _____ __, 1997
-------------------------
Robert J. Delonis

                               Director                         _____ __, 1997
-------------------------
John M. Eggemeyer

                               Director                         _____ __, 1997
-------------------------
Luella G. Goldberg

                               Director                         _____ __, 1997
-------------------------
Daniel F. May

/s/ Thomas J. McGough          Director                         March 20, 1997
-------------------------
Thomas J. McGough

                               Director                         _____ __, 1997
-------------------------
Mark K. Rosenfeld

/s/ Ralph Strangis             Director                         March 20, 1997
-------------------------
Ralph Strangis

/s/ Ronald A. Ward             Director                         March 20, 1997
-------------------------
Ronald A. Ward